UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023 (January 13, 2023)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2023, Chelsea H. Gee resigned from her position as Chief Financial Officer of Manufactured Housing Properties Inc. (the “Company”). Ms. Gee’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On January 16, 2022, the Board of Directors of the Company appointed Vira Turchinyak to the position of Chief Financial Officer of the Company.

Ms. Turchinyak, age 34, is a licensed certified public accountant in North Carolina and New York. Prior to joining the Company, she served as a Controller at Cantor Fitzgerald’s Real Estate Investment Management group from June 2020 to October 2021, overseeing accounting and financial reporting for non-traded REITs, 1031 exchange fund and opportunity zone funds. Prior to that, she was with AR Global Investments, LLC from September 2018 to June 2020 where she was a financial reporting manager preparing all Securities and Exchange Commission filings for a publicly traded REIT with $3.6 billion in assets under management. Ms. Turchinyak launched her career at PricewaterhouseCoopers, LLP in New York City where she spent three years as an auditor serving public and private clients in the real estate industry. Ms. Turchinyak received her BS degree in Accounting from University at Buffalo.

Ms. Turchinyak was appointed to serve until her successor is duly elected and qualified. There are no family relationships among Ms. Turchinyak and the Company’s existing directors and officers. There are no arrangements or understandings between Ms. Turchinyak and any other persons pursuant to which she was selected. There has been no transaction, nor is there any currently proposed transaction, between Ms. Turchinyak and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2023	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer

2